EXHIBIT 10.22

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001		TDP ___ TM ___ OTHER X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
SBIR Phase I. (Topic AF03-290)		Trulite Technology

Data Item A001

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A001	STATUS REPORT	N/A	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-MGMT-80368/T	N/A	WR-ALC/ENES	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT		MONTHLY	See Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
NO	B	See Block 16	See Block 16

16. REMARKS

Block 11, 12, 13: Report due on the 21st of each month, excluding the last month of the period of performance.

Block 4: Delete paragraph 10.2.2.3

Delivery Address:
WR-ALC/LES
Attn: Julian Torres
295 Byron Street
Robins AFB GA 31098-1611 } technical monitor

WR-ALC/ENES
Attn: SBIR Program Manager — Jamie McClain
450 Third Street
Robins AFB GA 31098-1654

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
WR-ALC/ENES	0	1	0
WR-ALC/LES	0	1	0
15. TOTAL →	0	2	0

Data Item A002

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A002	PERFORMANCE AND COST REPORT	N/A	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-FNCL-80912/T	N/A	WR-ALC/ENES	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
NO		MONTHLY	See Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
NO	A	See Block 16	See Block 16

16. REMARKS

Block 11, 12, 13: Report due on the 21st of each month, including the last month of the peroid of performance.

Block 4: Delete paragraph 10.2.2.3

Delivery Address: See Block 16 of Data Item A001

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
WR-ALC/ENES	0	1	0
WR-ALC/LES	0	1	0
15. TOTAL →	0	2	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Jamie McClain	8/29/03	[signature]	9/3/03

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO. 0002

B. EXHIBIT

C. CATEGORY: TDP ______ TM ______ OTHER X

D. SYSTEM/ITEM SBIR Phase I (Topic AF03-290)

E. CONTRACT/PR NO.

F. CONTRACTOR Trulite Technology

1. DATA ITEM NO. A003

2. TITLE OF DATA ITEM FINAL SCIENTIFIC AND TECHNICAL REPORT

3. SUBTITLE N/A

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711/T

5. CONTRACT REFERENCE N/A

6. REQUIRING OFFICE WR-ALC/ENES

7. DD 250 REQ DD

8. APP CODE A

9. DIST STATEMENT REQUIRED B

10. FREQUENCY ONE

11. AS OF DATE See Block 16

12. DATE OF FIRST SUBMISSION See Block 16

13. DATE OF SUBSEQUENT SUBMISSION See Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
WR-ALC/ENES	0	3	0
WR-ALC/LES	0	1	0
15. TOTAL →	0	4	0

16. REMARKS

Block 4: Delete paragraph 7.1 and 10.3. Change Block 11 to "Distribution Statement B. Distribution authorize to U.S. government agencies only; report contains proprietary data produced under SBIR contract. Other agencies for this document shall be referred to WR-ALC/ENES. Add: "As per DoD SBIR Program Solicitation 02.1, report shall confirm Section 5.3 Reports."

Block 11, 12, 13: Report due within 30 days after contract completion (contract completion is define as 9 months after the effective date of contract)

Delivery Address: See Block 16 of Data Item A001

1. DATA ITEM NO.

2. TITLE OF DATA ITEM

3. SUBTITLE

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

4. AUTHORITY (Data Acquisition Document No.)

5. CONTRACT REFERENCE

6. REQUIRING OFFICE

7. DD 250 REQ

8. APP CODE

9. DIST STATEMENT REQUIRED

10. FREQUENCY

11. AS OF DATE

12. DATE OF FIRST SUBMISSION

13. DATE OF SUBSEQUENT SUBMISSION

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →			

16. REMARKS

G. PREPARED BY [signature]

H. DATE 8/29/03

I. APPROVED BY [signature]

J. DATE 9/2/03

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 7

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL	4. REQ./PURCH. REQUEST NO.	5. PRIORITY
F09650-03-M-0198		2003Sep12	F6TI00319105	

6. ISSUED BY CODE FA8501
WR-ALC/PKO
JUANITA STEINMETZ/478-926-3695
235 BYRON STREET
ROBINS AFB GA 31098-1611

7. ADMINISTERED BY CODE FA8501
WR-ALC/PKO
235 BYRON ST.
ROBINS AIR FORCE BASE GA 31098-1611

8. DELIVERY FOB
[X] DEST
[ ] OTHER
(See Schedule if other)

9. CONTRACTOR CODE 1YPL8 FACILITY
TRULITE TECHNOLOGY LC
KEVIN SHURTLETT
573 EAST 950 NORTH
OREM UT 84097-3398

10. DELIVER TO FOB POINT BY (Date): SEE SCHEDULE

11. MARK IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMEN-OWNED

12. DISCOUNT TERMS: Net 30 Days

13. MAIL INVOICES TO THE ADDRESS IN BLOCK: See Item 15

14. SHIP TO CODE F6EN00
WR-ALC/EN-F6EN00
JAMIE MCCLAINE / PRIMARY
WR-ALC/ENES
450 THIRD STREET BLDG 323
ROBINS AFB GA 31098

15. PAYMENT WILL BE MADE BY CODE F03000
DFAS-BUFD/DY
P O BOX 369024
COLUMBUS OH 43218-9024

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER
- DELIVERY/CALL: This delivery order/call is issued on another Govt. agency or in accordance with and subject to terms and conditions of above numbered contract.
- PURCHASE [X]: Reference your quote dated ___ Furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE

See Schedule

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE				

If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle

24. UNITED STATES OF AMERICA
BY: JUANITA S. STEINMETZ — CONTRACTING / ORDERING OFFICER

25. TOTAL: $99,017.49
29. DIFFERENCES
30. INITIALS

26. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

DATE — SIGNATURE OF AUTHORIZED GOVT. REP.

27. SHIP NO. [ ] PARTIAL [ ] FINAL
28. DO VOUCHER NO.
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I certify this account is correct and proper for payment.

DATE — SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40. TOTAL CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.

SECTION B Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		1.00	Lot	$99,017.49	$99,017.49

Engineering Services
FFP - Engineering Services IAW SBIR Phase I Proposal Nr F031-2213(dated 20030121), AF TOPIC Nr AF03-290, 2730 Wh/kg Chemical Hydride Based Hydrogen Storage/Generator
NSN R425-01-SBI-R290
MILSTRIP F6TI0031910500
PURCHASE REQUEST NUMBER F6TI00319105
SIGNAL CODE A

NET AMT $99,017.49

ACRN AA Funded Amount $99,017.49

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		1.00	Lot	$0.00	$0.00 NSP

Data IAW DD Form 1423,
FFP - Data IAW attached DD Form 1423,
NSN R425-01-DAT-A290
MILSTRIP F6TI0031910501
PURCHASE REQUEST NUMBER F6TI00319105
SIGNAL CODE A

NET AMT $0.00

ACRN AA Funded Amount $0.00

SECTION E Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government

SECTION F Deliveries or Performance

DELIVERY INFORMATION

CLINS	DELIVERY DATE	UNIT OF ISSUE	QUANTITY	FOB	SHIP TO ADDRESS
0001	POP 15-SEP-03 TO 14-MAR-04	Lot	1.00	Dest.	F6EN00 WR-ALC/EN-F6EN00 JAMIE MCCLAINE / PRIMARY WR-ALC/ENES 450 THIRD STREET BLDG 323 ROBINS AFB GA 31098
0002	POP 15-SEP-03 TO 14-MAR-04	Lot	1.00	Dest.	Same as CLIN 0001

CLAUSES INCORPORATED BY REFERENCE:

52.242-15 Stop-Work Order AUG 1989

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 5733600 293 4753 663005 1T0483 00000 65502F 503000 F03000 000000000000
AMOUNT: $99,017.49

AF 616 ADVICE NR HXP00003725068 APPLIES TO THIS ORDER.

PARTIAL PAYMENTS ARE HEREBY AUTHORIZED AS FOLLOWS SUBJECT TO RECEIPT AND APPROVAL OF MONTHLY REPORTS:

5 MONTHS	**~~$16,500.00~~ PER MONTH**
FINAL PAYMENT	**$16,517.49 UPON GOVERNMENT APPROVAL OF FINAL REPORTS**

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

ROBINS-S9 MAIL INVOICES TO

MAIL AN ORIGINAL COPY OF THE INVOICE TO:

WR-ALC/PKOS
ATTN: Nita Steinmetz
235 BYRON STREET
ROBINS AFB, GA 31098-1611
OR EMAIL TO nita.steinmetz@robins.af.mil
OR FAX TO 478-926-3590

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.246-1	Contractor Inspection Requirements	APR 1984
252.204-7004	Required Central Contractor Registration	NOV 2001
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	APR 2003
252.227-7018	Rights in Noncommercial Technical Data and Computer Software-- Small Business Innovation Research (SBIR) Program	JUN 1995
252.232-7003	Electronic Submission of Payment Requests	MAR 2003
252.235-7011	Final Scientific or Technical Report	SEP 1999

CLAUSES INCORPORATED BY FULL TEXT

52.213-4 TERMS AND CONDITIONS--SIMPLIFIED ACQUISITIONS (OTHER THAN COMMERCIAL ITEMS) (APR 2003)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses that are incorporated by reference:

(1) The clauses listed below implement provisions of law or Executive order:

(i) 52.222-3, Convict Labor (Aug 1996) (E.O. 11755).

(ii) 52.222-21, Prohibition of Segregated Facilities (Feb 1999) (E.O. 11246).

(iii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).

(iv) 52.225-13, Restrictions on Certain Foreign Purchases (July 2000) (E.O.'s 12722, 12724, 13059, 13067, 13121, and 13129).

(v) 52.233-3, Protest After Award (Aug 1996) (31 U.S.C. 3553).

(2) Listed below are additional clauses that apply:

(i) 52.232-1, Payments (Apr 1984).

(ii) 52.232-8, Discounts for Prompt Payment (Feb 2002).

(iii) 52.232-11, Extras (Apr 1984).

(iv) 52.232-25, Prompt Payment (Feb 2002).

(v) 52.233-1, Disputes (Jul 2002).

(vi) 52.244-6, Subcontracts for Commercial Items and Commercial Components (Dec 2001).

(vii) 52.253-1, Computer Generated Forms (Jan 1991).

(b) The Contractor shall comply with the following FAR clauses, incorporated by reference, unless the circumstances do not apply:

(1) The clauses listed below implement provisions of law or Executive order:

(i) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (Sept 2002) (E.O. 13126). (Applies to contracts for supplies exceeding the micro-purchase threshold.)

(ii) 52.222-20, Walsh-Healey Public Contracts Act (Dec 1996) (41 U.S.C. 35-45) (Applies to supply contracts over $10,000 in the United States, Puerto Rico, or the U.S. Virgin Islands).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212) (Applies to contracts of $25,000 or more).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793). (Applies to contracts over $10,000, unless the work is to be performed outside the United States by employees recruited outside the United States.) (For purposes of this clause, United States includes the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.)

(v) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212) (Applies to contracts of $25,000 or more).

(vi) 52.222-41, Service Contract Act of 1965, As Amended (May 1989) (41 U.S.C. 351, et seq.) (Applies to service contracts over $2,500 that are subject to the Service Contract Act and will be performed in the United States, District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, Johnston Island, Wake Island, or the outer continental shelf lands).

(vii) 52.223-5, Pollution Prevention and Right-to-Know Information (APR 1998) (E.O. 12856) (Applies to services performed on Federal facilities).

(viii) 52.225-1, Buy American Act--Supplies (May 2002) (41 U.S.C. 10a-10d) (Applies to contracts for supplies, and to contracts for services involving the furnishing of supplies, for use within the United States if the value of the supply contract or supply portion of a service contract exceeds the micro-purchase threshold and the acquisition--

(A) Is set aside for small business concerns; or

(B) Cannot be set aside for small business concerns (see 19.502-2), and does not exceed $25,000.)

(ix) 52.232-33, Payment by Electronic Funds Transfer--Central Contractor Registration (May 1999). (Applies when the payment will be made by electronic funds transfer (EFT) and the payment office uses the Central Contractor Registration (CCR) database as its source of EFT information.)

(x) 52.232-34, Payment by Electronic Funds Transfer--Other than Central Contractor Registration (May 1999). (Applies when the payment will be made by EFT and the payment office does not use the CCR database as its source of EFT information.)

(xi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241). (Applies to supplies transported by ocean vessels (except for the types of subcontracts listed at 47.504(d).)

(2) Listed below are additional clauses that may apply:

(i) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JULY 1995) (Applies to contracts over $25,000).

(ii) 52.211-17, Delivery of Excess Quantities (SEPT 1989) (Applies to fixed-price supplies).

(iii) 52.247-29, F.o.b. Origin (JUN 1988) (Applies to supplies if delivery is f.o.b. origin).

(iv) 52.247-34, F.o.b. Destination (NOV 1991) (Applies to supplies if delivery is f.o.b. destination).

(c) FAR 52.252-2, Clauses Incorporated by Reference (FEB 1998). This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite@hill.af.mil

(d) Inspection/Acceptance. The Contractor shall tender for acceptance only those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its postacceptance rights--

(1) Within a reasonable period of time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(e) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence, such as acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(f) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges that the Contractor can demonstrate to the satisfaction of the Government, using its standard record keeping system, have resulted from the termination.

The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred that reasonably could have been avoided.

(g) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(h) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any FAR and supplements thereto (48 CFR CH 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)
252.235-7010 Acknowledgment of Support and Disclaimer. (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the WR-ALC under Contract No. F09650-03-M-0198.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the WR-ALC.

Section J List of Attachments

Description	Title	Pages	Date
Attachment 1	DD1423	2 pages	2 Sep 2003